VIEMED HEALTHCARE ANNOUNCES 2022 FINANCIAL RESULTS

Lafayette, Louisiana (March 2, 2023) Viemed Healthcare, Inc. (the “Company” or “Viemed”) (NASDAQ:VMD and TSX: VMD.TO), a national leader in respiratory care and technology-enabled home medical equipment services, today reported its financial results for the three months and year ended December 31, 2022.

Operational highlights (all dollar amounts are USD):

•Net revenues attributable to the Company's core business for the quarter ended December 31, 2022 were $37.5 million, a new Company record and an increase of 30% over the quarter ended December 31, 2021. Net revenues attributable to the Company's core business for the quarter ended December 31, 2022 were up approximately 5% over the quarter ended September 30, 2022. Total net revenues for the year ended December 31, 2022 were $138.8 million, including $2.3 million of COVID-19 related contact and vaccine tracing services.

•Net income for the quarter and year ended December 31, 2022 totaled $2.4 million and $6.2 million, respectively. Adjusted EBITDA for the quarter and year ended December 31, 2022 totaled approximately $9.3 million and $30.0 million, respectively. A reconciliation of reported non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures can be found in the tables accompanying this press release.

•The Company had a cash balance of $16.9 million at December 31, 2022 ($28.4 million at December 31, 2021), an overall working capital balance of $20.9 million at December 31, 2022 ($29.5 million at December 31, 2021), and repaid all long-term debt as of December 31, 2022.

•During the year ended December 31, 2022, the Company repurchased and cancelled 1,794,163 common shares under the share repurchase program at a cost of $9.6 million, representing an average buyback price of $5.33 per share.

•The Company expects to generate net revenues attributable to its core business of approximately $38.0 million to $39.0 million during the first quarter of 2023.

“Our favorable resolution of the OIG matter, debt free balance sheet, and access to $90 million of additional liquidity through new credit facilities have us in an incredibly strong position to capitalize on the positive trends in our industry," said Casey Hoyt, Viemed's CEO. "The healthcare market and regulatory environment are stabilizing and we are at an inflection point of opportunity for both organic and inorganic growth. I'm extraordinarily proud of the current state of our organization and very excited about upcoming opportunities to treat a rapidly expanding patient base.”

Bell Ringing Ceremony

On Monday, March 6, 2023 at 9:15 a.m. ET, representatives from Viemed will be in attendance at the Nasdaq MarketSite in Times Square while Casey Hoyt, CEO, rings the Opening Bell. A live stream of the Nasdaq Bell Ringing Ceremony will be available at: https://www.nasdaq.com/marketsite/bell-ringing-ceremony

Conference Call Details

The Company will host a conference call to discuss fourth quarter and year end results on Friday, March 3, 2023 at 11:00 a.m. ET.

Interested parties may participate in the call by dialing:

877-407-6176 (US Toll-Free)
201-689-8451 (International)

Live Audio Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=cVEbVBdL

Following the conclusion of the call, an audio recording and transcript of the call can be accessed on the Company's website.

ABOUT VIEMED HEALTHCARE, INC.

Viemed is a provider of in-home medical equipment and post-acute respiratory healthcare services in the United States. Viemed’s service offerings are focused on effective in-home treatment with clinical practitioners providing therapy and counseling to patients in their homes using cutting-edge technology. Visit our website at www.viemed.com.

For further information, please contact:

Glen Akselrod
Bristol Capital
905-326-1888
glen@bristolir.com

Todd Zehnder
Chief Operating Officer
Viemed Healthcare, Inc.
337-504-3802
investorinfo@viemed.com

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, or “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including the Company's net revenue guidance for the first quarter, are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, without limitation: the general business, market and economic conditions in the regions in which the Company operates; the impact of the COVID-19 pandemic and the actions taken by governmental authorities, individuals and companies in response to the pandemic on our business, financial condition and results of operations, including on the Company's patient base, revenues, employees, and equipment and supplies; significant capital requirements and operating risks that the Company may be subject to; the ability of the Company to implement business strategies and pursue business opportunities; volatility in the market price of the Company's common shares; the Company’s novel business model; the state of the capital markets; the availability of funds and resources to pursue operations; reductions in reimbursement rates and audits of reimbursement claims by various governmental and private payor entities; dependence on few payors; possible new drug discoveries; dependence on key suppliers; granting of permits and licenses in a highly regulated business; competition; disruptions in or attacks (including cyber-attacks) on the Company's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; difficulty integrating newly acquired businesses; the impact of new and changes to, or application of, current laws and regulations; the overall difficult litigation and regulatory environment; increased competition; increased funding costs and market volatility due to market illiquidity and competition for funding; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company and a smaller reporting company; and the occurrence of natural and unnatural catastrophic events or health epidemics or concerns, such as the COVID-19 pandemic, and claims resulting from such events or concerns; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K, and with the securities regulatory authorities in certain provinces of Canada available at www.sedar.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

VIEMED HEALTHCARE, INC.
CONSOLIDATED BALANCE SHEETS
(Expressed in thousands of U.S. Dollars, except share amounts)

	At December 31, 2022	At December 31, 2021
ASSETS
Current assets
Cash and cash equivalents	$16,914	$28,408
Accounts receivable, net of allowance for doubtful accounts of $8,483 and $7,031 at December 31, 2022 and December 31, 2021, respectively	15,379	12,823
Inventory, net of inventory reserve of $— and $1,418 at December 31, 2022 and December 31, 2021, respectively	3,574	2,457
Income tax receivable	26	1,893
Prepaid expenses and other assets	3,849	1,729
Total current assets	$39,742	$47,310
Long-term assets
Property and equipment, net	68,437	62,846
Equity investments	2,155	2,157
Debt investment	2,000	—
Deferred tax asset	3,119	4,787
Other long-term assets	1,590	862
Total long-term assets	77,301	70,652
TOTAL ASSETS	$117,043	$117,962

LIABILITIES
Current liabilities
Trade payables	$2,650	$3,239
Deferred revenue	4,624	3,753
Accrued liabilities	11,092	8,875
Current portion of lease liabilities	495	464
Current portion of long-term debt	—	1,480
Total current liabilities	$18,861	$17,811
Long-term liabilities
Accrued liabilities	889	757
Long-term lease liabilities	199	268
Long-term debt	—	4,306
Total long-term liabilities	$1,088	$5,331
TOTAL LIABILITIES	$19,949	$23,142

Commitments and Contingencies	—	—

SHAREHOLDERS' EQUITY
Common stock - No par value: unlimited authorized; 38,049,739 and 39,640,388 issued and outstanding as of December 31, 2022 and December 31, 2021, respectively	15,123	14,014
Additional paid-in capital	12,125	7,749
Accumulated other comprehensive loss	—	(278)
Retained earnings	69,846	73,335
TOTAL SHAREHOLDERS' EQUITY	$97,094	$94,820
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$117,043	$117,962

VIEMED HEALTHCARE, INC.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(Expressed in thousands of U.S. Dollars, except outstanding shares and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenue	$37,508	$31,962	$138,832	$117,062

Cost of revenue	14,612	12,300	54,152	43,652

Gross profit	$22,896	$19,662	$84,680	$73,410

Operating expenses
Selling, general and administrative	17,172	14,240	68,161	54,893
Research and development	722	612	2,696	2,110
Stock-based compensation	1,317	1,305	5,202	5,150
Depreciation	241	233	1,012	851
Loss on disposal of property and equipment	178	144	346	448
Other expense (income)	(268)	(1,537)	(989)	(1,622)
Income from operations	$3,534	$4,665	$8,252	$11,580

Non-operating income and expenses
Income from equity method investments	82	459	935	1,241
Interest expense, net of interest income	(32)	(69)	(197)	(318)

Net income before taxes	3,584	5,055	8,990	12,503
Provision for income taxes	1,146	968	2,768	3,377

Net income	$2,438	$4,087	$6,222	$9,126

Other comprehensive income
Change in unrealized gain/loss on derivative instruments, net of tax	(56)	52	278	173
Other comprehensive income	$(56)	$52	$278	$173

Comprehensive income	$2,382	$4,139	$6,500	$9,299

Net income per share
Basic	$0.06	$0.10	$0.16	$0.23
Diluted	$0.06	$0.10	$0.16	$0.22

Weighted average number of common shares outstanding:
Basic	38,015,795	39,636,606	38,655,403	39,491,117
Diluted	39,513,158	40,529,206	39,807,434	40,680,947

VIEMED HEALTHCARE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Expressed in thousands of U.S. Dollars)

	Year Ended December 31,
	2022	2021
Cash flows from operating activities
Net income	$6,222	$9,126
Adjustments for:
Depreciation	15,630	11,312
Provision for uncollectible accounts	10,011	6,895
Change in inventory reserve	(1,418)	65
Share-based compensation expense	5,202	5,150
Distributions of earnings received from equity method investments	1,079	416
Income from equity method investments	(935)	(1,241)
Loss on disposal of property and equipment	346	448
Deferred income tax expense	1,746	3,884
Net change in working capital
Increase in accounts receivable	(12,567)	(7,345)
Decrease (increase) in inventory	301	(212)
Increase in prepaid expenses and other assets	(2,838)	(226)
(Decrease) increase in trade payables	(318)	133
Increase in deferred revenue	871	344
Increase (decrease) in accrued liabilities	2,549	(4,022)
Change in income tax payable/receivable	1,867	(2,233)
Net cash provided by operating activities	$27,748	$22,494

Cash flows from investing activities
Purchase of property and equipment	(22,898)	(19,743)
Investment in equity investments	(141)	(599)
Investment in debt security	(2,000)	—
Proceeds from sale of property and equipment	1,063	596
Net cash used in investing activities	$(23,976)	$(19,746)

Cash flows from financing activities
Proceeds from exercise of options	283	112
Principal payments on notes payable	(4,475)	(152)
Principal payments on term note	(1,321)	(1,683)
Shares redeemed to pay income tax	(143)	(1,434)
Shares repurchased under the share repurchase program	(9,568)	—
Repayments of lease liabilities	(42)	(2,164)
Net cash used in financing activities	$(15,266)	$(5,321)

Net decrease in cash and cash equivalents	(11,494)	(2,573)
Cash and cash equivalents at beginning of year	28,408	30,981
Cash and cash equivalents at end of period	$16,914	$28,408

Supplemental disclosures of cash flow information
Cash paid during the period for interest	$231	$351
Cash (received) paid during the period for income taxes, net of refunds	$(846)	$1,768
Supplemental disclosures of non-cash transactions
Net non-cash changes to finance leases	$—	$48
Net non-cash changes to operating lease	$530	$712

Non-GAAP Financial Measures

This press release refers to “Adjusted EBITDA” which is a non-GAAP financial measure that does not have a standardized meaning prescribed by U.S. GAAP. The Company's presentation of this financial measure may not be comparable to similarly titled measures used by other companies. Adjusted EBITDA is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation, and stock-based compensation. Management believes Adjusted EBITDA provides helpful information with respect to the Company’s operating performance as viewed by management, including a view of the Company’s business that is not dependent on the impact of the Company’s capitalization structure and items that are not part of the Company’s day-to-day operations. Management uses Adjusted EBITDA (i) to compare the Company’s operating performance on a consistent basis, (ii) to calculate incentive compensation for the Company’s employees, (iii) for planning purposes, including the preparation of the Company’s internal annual operating budget, and (iv) to evaluate the performance and effectiveness of the Company’s operational strategies. Accordingly, management believes that Adjusted EBITDA provides useful information in understanding and evaluating the Company’s operating performance in the same manner as management. The following table is a reconciliation of net income (loss), the most directly comparable U.S. GAAP measure, to Adjusted EBITDA, on a historical basis for the periods indicated:

VIEMED HEALTHCARE, INC.
Reconciliation of Net Income to Non-GAAP Adjusted EBITDA
(Expressed in thousands of U.S. Dollars)
(Unaudited)

For the quarter ended	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net Income	$2,438	$1,055	$967	$1,762	$4,087	$1,789	$1,566	$1,684
Add back:
Depreciation	4,373	4,120	3,740	3,397	3,120	2,867	2,716	2,609
Interest expense	32	42	59	64	69	75	83	91
Stock-based compensation	1,317	1,309	1,271	1,305	1,305	1,302	1,236	1,307
Income tax expense (benefit)	1,146	456	421	745	968	1,386	1,246	(223)
Adjusted EBITDA	$9,306	$6,982	$6,458	$7,273	$9,549	$7,419	$6,847	$5,468

Year Ended December 31, 2022
Net Income	$6,222
Add back:
Depreciation	15,630
Interest expense	197
Stock-based compensation	5,202
Income tax expense (benefit)	2,768
Adjusted EBITDA	$30,019

Use of Non-GAAP Financial Measures

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP. It is not a measurement of the Company’s financial performance under U.S. GAAP and should not be considered as an alternative to revenue or net income, as applicable, or any other performance measures derived in accordance with U.S. GAAP and may not be comparable to other similarly titled measures of other businesses. Adjusted EBITDA has limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of the Company’s operating results as reported under U.S. GAAP. Adjusted EBITDA does not reflect the impact of certain cash charges resulting from matters the Company considers not to be indicative of ongoing operations; and other companies in the Company’s industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

VIEMED HEALTHCARE, INC.
Key Financial and Operational Information
(Expressed in thousands of U.S. Dollars, except vent patients)
(Unaudited)

For the quarter ended	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Financial Information:
Revenue	$37,508	$35,759	$33,310	$32,255	$31,962	$29,285	$27,399	$28,416
Gross Profit	22,896	21,651	20,390	19,743	19,662	18,381	17,625	17,742
Gross Profit %	61%	61%	61%	61%	62%	63%	64%	62%
Net Income	2,438	1,055	967	1,762	4,087	1,789	1,566	1,684
Cash and Cash Equivalents (As of)	16,914	21,478	21,922	29,248	28,408	26,867	31,151	31,097
Total Assets (As of)	117,043	119,419	115,904	119,007	117,962	115,486	111,014	113,001
Adjusted EBITDA(1)	9,306	6,982	6,458	7,273	9,549	7,419	6,847	5,468
Operational Information:
Vent Patients(2)	9,306	9,127	8,837	8,434	8,405	8,200	8,103	7,733
(1)Refer to "Non-GAAP Financial Measures" section above for definition of Adjusted EBITDA.
(2)Vent Patients represents the number of active ventilator patients on recurring billing service at the end of each calendar quarter.